AMENDMENT NO. 5 TO
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


      THIS AMENDMENT NO. 5 (the "Amendment") to the Second Amended and Restated Loan and Security Agreement dated May 28, 1997, as amended by prior Amendments dated as of October 1, 1998, January 1, 1999, May 1, 1999 and June 1, 1999 (collectively, the "Agreement") is dated as of September 1, 1999, and is among BANKBOSTON, N.A., a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 and with a place of business in Providence, Rhode Island as agent (the "Agent"); various financial institutions as are or may become parties hereto including without limitation, SOVEREIGN BANK ("Sovereign") (collectively, the "Lenders"); and LITCHFIELD FINANCIAL CORPORATION with its principal place of business at 430 Main Street, Williamstown, Massachusetts (the "Borrower").

                              Preliminary Statement

      Pursuant to the terms of the Agreement, BankBoston, N.A., Fleet Bank-NH and KeyBank National Association as Lenders have provided to the Borrower a revolving credit facility in the original principal amount of up to $70,000,000. The Borrower has requested that the definition of the "Borrowing Base" (and certain other definitions related thereto) be amended to increase the availability under the facility to $80,000,000. Sovereign has agreed to become a Lender and to advance funds, subject to the terms and conditions of the Agreement, in an amount up to $10,000,000. This Amendment is intended to modify and amend the Agreement in certain particulars to accomplish the foregoing. Capitalized terms not otherwise defined herein shall have the meaning of such terms in the Agreement.

                                    Agreement

      It is, therefore, agreed:

     The definition of "Loans" in the Preliminary Statement of the Agreement, and Section 1.15(a) of the Agreement, are each hereby amended by deleting "$70,000,000" and replacing the same with "$80,000,000." A corresponding change shall be made to each document or agreement in which the aggregate amount of the revolving credit facilities available to the Borrower is described including, without limitation, (i) the Second Amended and Restated Collateral Assignment of Contracts dated May 28, 1997; (ii) the Agency Agreement; (iii) the Custodial Agreement; and (iv) the Collateral Account Agreement, each of which being dated May 28, 1997.




     The following sections of the Agreement are hereby amended by increasing the maximum amount which may be advanced against various forms of Collateral in accordance with the following table:
 Section       Loan Collateral Type          From          To
1.4        Acquisition & Development     $14,000,000  $16,000,000
1.8        Healthcare                    $14,000,000  $16,000,000
1.9        Home Equity                   $11,200,000  $12,800,000
1.11       Specialty Finance             $ 7,000,000  $ 8,000,000
1.13       Tax Certificate               $14,000,000  $16,000,000

     New Section 1.53(b) is hereby added to the Agreement as follows:
           "1.53(b)  Sovereign Note shall have the meaning provided in Section
           2.1 herein."

     Section 1.55 of the Agreement is hereby amended by deleting "$70,000,000" therefrom and replacing the same with "$80,000,000."
     Section 2.1 of the Agreement is hereby deleted and replaced with the following:
           2.1 The Notes. Prior to or simultaneously with the execution of this Agreement, (a) Borrower has executed a Revolving Line of Credit Promissory Note payable to BankBoston in the original principal amount of up to $30,000,000 (the "BankBoston Note"), (b) Borrower has executed a Revolving Line of Credit Promissory Note payable to Fleet in the original principal amount of up to $20,000,000 (the "Fleet Note"), (c) Borrower has executed a Revolving Line of Credit Promissory Note payable to KeyBank in the original principal amount of up to $20,000,000 (the "KeyBank Note"); and (d) Borrower is executing a Revolving Line of Credit Promissory Note payable to Sovereign in the original principal amount of $10,000,000 (the "Sovereign Note" and, collectively with the BankBoston Note, the Fleet Note and the KeyBank Note, the "Notes").

     Exhibit 1.16 to the Agreement is hereby replaced with Exhibit 1.16 as annexed hereto.
     From and after the date hereof, Sovereign shall be deemed to be a "Lender" and be entitled to all of the benefits and subject to all of the obligations of a Lender as may be set forth in the Agreement and any documents ancillary thereto.
     Except as expressly modified above, the Agreement is hereby restated and reaffirmed by the parties in all particulars.
     This Amendment No. 5 may be executed in multiple counterparts, each being deemed an original and this being one of the counterparts but all of which shall constitute one and the same instrument.
      Signed as a sealed instrument.

           .....               BORROWER:
           .....               LITCHFIELD FINANCIAL CORPORATION


           .....               By: /s/ Heather A. Sica
                                   ---------------------------
           .....                  Name:  Heather A. Sica
           .....                  Title:   Executive Vice President

           .....               AGENT:
           .....               BANKBOSTON, N.A.


           .....               By:/s/ Thomas J. Morris
                                  ----------------------------
           .....                  Name:  Thomas J. Morris
           .....                  Title:  Director

           .....
                               LENDERS:
           .....               BANKBOSTON, N.A.


           .....               By: /s/ Thomas J. Morris
                                  ----------------------------
           .....                  Name:  Thomas J. Morris
           .....                  Title:  Director

           .....               FLEET BANK-NH


           .....               By: /s/ David Canedy
                                   ----------------------
           .....                  Name:  David Canedy
           .....                  Title:  Vice President

           .....               KEYBANK NATIONAL ASSOCIATION


           .....               By: /s/ John W. Kingston
                                   ---------------------------
           .....                  Name:  John W. Kingston
           .....                  Title:  Vice President

           .....               SOVEREIGN BANK


           .....               By: /s/ Steven J. Issa
                                   ---------------------------
           .....                  Name:  Steven J. Issa
           .....                  Title:  Senior Vice President


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